Subsequent events	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
30.   Subsequent events

The Company declared commercial production of the Relief Canyon Mine effective January 11, 2021. Certain amounts included in non-producing properties will be reclassified to inventories, mining interests, and plant and equipment in the first quarter of 2021.

On January 29, 2021, the Company completed a bought deal public offering of 10,253,128 common shares at a price of $3.31 CAD per common share for aggregate gross proceeds of approximately $26.7 million or $33.94 million CAD, which included the partial exercise by the underwriters of the over-allotment option granted by the Company to the underwriters.

On February 1, 2021, Sandstorm converted $5 million of the principal amount of the Company’s $10 million outstanding Convertible Debenture into an aggregate of 2,336,448 common shares at a conversion price of $2.14. On March 3, 2021, Sandstorm converted the remaining $5 million of the principal amount of the outstanding Convertible Debenture into an aggregate of 2,336,448 common shares at the same conversion price.

On March 2, 2021, the Company amended its remaining Loan Payable with Macquarie to be settled through monthly fixed cash payments totaling $2.9 million payable over a 6-month period commencing March 2021, among other terms.